Nasdaq: HMST 1st Quarter 2021 as of April 26, 2021

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance, business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, and related to future plans and strategies, anticipated events, outcomes, or trends, and are not historical facts, as well as a number of assumptions concerning future events, and are identified by words such a “will,” “may,” “could,” “should,” “would,” “believe,” “expect,” anticipate” and similar expressions. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, general economic trends, strategic initiatives we have announced, including forecasted reductions in the Company’s cost structure and future run rates, growth scenarios and performance targets. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2020, and in our subsequently quarterly reports on Form 10-Q and Forms 8-K. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, changes in general political and economic conditions that impact our markets and our business, actions by the Federal Reserve Board and financial market conditions that affect monetary and fiscal policy, regulatory and legislative findings or actions that may increase capital requirements or otherwise constrain our ability to do business, including restrictions that could be imposed by our regulators on certain aspects of our operations or on our growth initiatives and acquisition activities, risks related to our ability to: retain adequate key personnel to operate our business, realize the expected cost savings from restructuring activities and cost containment measures that we have undertaken or have announced, continue to expand our commercial and consumer banking operations, grow our franchise and capitalize on market opportunities, cost-effectively manage our overall growth efforts to attain the desired operational and financial outcomes, manage the losses inherent in our loan portfolio, improve long-term shareholder value through effective use of our surplus capital, make accurate estimates of the value of our non-cash assets and liabilities, maintain electronic and physical security of customer data, respond to our restrictive and complex regulatory environment and effectively respond to the changes in the global, national, state and local markets caused by or related to the COVID-19 pandemic and the success of mitigation measures, including vaccine programs. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, or we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward- looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward-looking statements for any reason. Non-GAAP Financial Measures Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. p. 1

Highlights and Developments p. 2 Quarterly Results • Net income of $29.7 million, or $1.35 per share – ROE of 16.4%, ROTCE of 17.3%(1) and ROAA of 1.65% • Efficiency ratio of 60.0%(1) • Net interest margin increased to 3.29% • Period ending cost of deposits of 0.21% on March 31, 2021 • Total noninterest bearing deposits 23.5% of total deposits • Book Value per share of $32.84 and tangible book value per share of $31.31(1) on March 31, 2021 Strategic Actions • Originated $123 million in PPP loans • Repurchased a total of 560,996 shares at an average price of $44.56 per share, completing the most recent $25 million share repurchase authorization • Declared and paid a cash dividend of $0.25 per share, an increase of 67% over the prior quarter HomeStreet’s earnings during the first quarter of 2021 reflected strong underlying performance across all of our lines of business, and our loan portfolio continued to perform well with low levels of problem assets and borrowers on forbearance (1) See appendix for reconciliation of non-GAAP financial measures.

p. 3 Focus on growth, profitability and efficiency while emerging as a leading western regional bank • Seattle-based diversified commercial & consumer bank – company founded in 1921 • Serving customers throughout the western United States • 67 bank branches and primary offices • Total assets $7.3 billion Nasdaq: HMST

HomeStreet Turns 100 • On August 18, 2021, HomeStreet, Inc. will celebrate its 100th anniversary • At that time, incorporations were either delivered by horseback, steam wheeler, or train • Of the nearly 2,900 incorporations filed that year, only 33 exist today • Things have changed much during the past century, but HomeStreet has always served its communities with the highest standards and care, surviving the Great Depression, wars, the Thrift Crisis, the Great Recession, and the current pandemic • We don’t know what challenges will face us in the future, but with our culture, employees and loyal customers we feel confident we will continue to thrive p. 4University Village Apartments, Seattle, WA

Seattle Metro Washington Oregon Idaho Utah California Hawaii Southern California Retail deposit branches (61) Primary stand-alone insurance office (1) Primary stand-alone lending centers (5) HomeStreet p. 5 The number of offices depicted does not include satellite offices that have a limited number of staff which report to a manager located in a separate primary office. Market Focus: • Seattle / Puget Sound & Eastern WA • Southern California • Portland, OR • Hawaiian Islands • San Francisco / Bay Area, CA Strategy: • Grow loan and core deposit portfolios • Optimize capitalization • Grow market share in highly attractive metropolitan markets • Improve operating efficiency • Introduce smart product offerings – fast follower of technology

$ 2 7 .5 2 $ 2 8 .7 3 $ 3 0 .1 5 $ 3 1 .4 2 $ 3 1 .3 1 $0.15 $0.30 $0.45 $0.60 $0.85 $- $0.50 $1.00 $1.50 $2.00 $24 $26 $28 $30 $32 1Q20 2Q20 3Q20 4Q20 1Q21 TBVPS Cummulative Dividends Shareholder Value and Active Capital Management Growth in Tangible Book Value per Share(2) p. 6 (1) Source: Bloomberg (2) See appendix for reconciliation of non-GAAP financial measures. TBVPS increased 18.9% since June 30, 2019 Repurchases: • 2021: 0.6 million shares repurchased; $25 million; average price $44.56 • 2020: 2.2 million shares repurchased; $58 million; average price $26.31 • 2019: 3.2 million shares repurchased; $98 million; average price $30.76 • Cumulative: 5.9 million shares repurchased; $181 million; average price $30.41 Total Shareholder Returns through 3/31/2021 (1) KBW Regional Bank Period HMST Index YTD 31.4% 29.7% 1 Year 102.7% 98.6% 3 Years 58.0% 19.4% 5 Years 117.6% 80.0% Since IPO 320.8% 187.9%

$45.4 $51.5 $55.7 $56.0 $54.5 2.93% 3.12% 3.20% 3.26% 3.29% 1Q20 2Q20 3Q20 4Q20 1Q21 Net Interest Income Net Interest Margin Net Interest Income & Margin p. 7 $ Millions • Increasing net interest margin • Reduced funding costs

$6.25 $6.67 $6.97 $6.88 $6.74 4.10% 3.74% 3.66% 3.65% 3.60% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $1 $2 $3 $4 $5 $6 $7 $8 1Q20 2Q20 3Q20 4Q20 1Q21 Investment Securities Loans Average Yield Interest-Earning Assets p. 8 Average Balances $ Billions Average Rate Percent

$4.94 $5.07 $5.19 $5.09 $4.92 1.48% 0.81% 0.62% 0.52% 0.42% 0.72% 0.51% 0.36% 0.29% 0.21% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0 $1 $2 $3 $4 $5 $6 1Q20 2Q20 3Q20 4Q20 1Q21 Total Borrowings Interest Bearing Deposits Average Rate Period End Cost of Deposits Interest-Bearing Liabilities Average Balances p. 9 $ Billions Average Rate Percent

19% 23% 23% 23% 24% 56% 57% 57% 57% 57% 25% 20% 20% 20% 19% $- $1 $2 $3 $4 $5 $6 $7 1Q20 2Q20 3Q20 4Q20 1Q21 Time Deposits Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits Deposits p. 10 $5.26 $5.66 $5.82 $5.82 $6.13 Period End Balances $ Billions During the first quarter of 2021, consumer and business noninterest-bearing deposit accounts grew by 9%

$32.6 $36.6 $36.2 $44.0 $38.8 -$10 $0 $10 $20 $30 $40 $50 1Q20 2Q20 3Q20 4Q20 1Q21 Other Deposit Fees Loan Servicing Income Net Gain on Commercial & CRE Loan Sales Net Gain on Single Family Loan Sales Noninterest Income p. 11 $ Millions Other consists of insurance agency commissions, swap income, prepayment fee income, gain (loss) on sale of securities, and other miscellaneous income

$303 $566 $517 $561 $564 $512 $442 $340 $537 $573 $629 $6242.67% 3.15% 5.47% 4.92% 4.80% 5.12% 1% 2% 3% 4% 5% 6% $200 $300 $400 $500 $600 $700 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Rate Locks Loans Closed GOS Margin Single Family Loan Sales p. 12 Millions

2.44% 2.87% 3.66% 3.13% 3.04% 3.56% 5.26% 3.63% 3.39% 1.30% 1.60% 1.71% 1.63% 1.20% 1.85% 1.41% 2.16% 0% 1% 2% 3% 4% 5% 6% $0 $100 $200 $300 $400 $500 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 DUS Sales CRE Sales DUS Margin CRE Margin Commercial Real Estate Loan Sales Millions p. 13

$55.2 $57.7 $58.1 $64.8 $56.6 $53.5 $54.8 $55.0 $56.1 $56.0 996 987 999 1,013 1,013 900 1,000 1,100 1,200 1,300 $0 $10 $20 $30 $40 $50 $60 $70 1Q20 2Q20 3Q20 4Q20 1Q21 General, Administrative and Other Information services Occupancy Compensation & Benefits Core Noninterest Expense (1) FTE Noninterest Expense p. 14 $ Millions (1) See appendix for reconciliation of non-GAAP financial measures.

C&I (1) 23% CRE Perm Nonowner 14% Multifamily 29% Construction All Types 10% Home Equity & Other 7% Single Family 17% Loan Portfolio p. 15 A highly diversified loan portfolio by product and geography. Multifamily 55% Industrial 9% Office 15% Retail 13% Other 8% Permanent CRE by Property Type: $2.8 Billion (1) Custom Home Construction 24% Multifamily Construction 20% CRE 4% Residential Construction 41% Land & Lots 11% Construction by Property Type: $532 Million Loan Composition: $5.3 Billion (1) - Includes owner occupied CRE

Permanent Commercial Real Estate Lending Overview

HomeStreet



CA Los Angeles County
CA Other
Oregon
Other
WA King/Pierce/Snohomish
WA Other
Geographical Distribution (Balances)
9%
4%
45%
11%
5%
26%
Multifamily
13%
17%
39%
26%
3%
2%
Industrial / Warehouse
15%
17%
14%
42%
5%
7%
Office
6%
20%
34%
23%
7%
10%
Retail
15%
6%
7%
2%
1%
69%
Other

Loan Characteristics

Multifamily

- Up To 30 Year Term
- $30MM Loan Amt. Max
- ≥ 1.15 DSCR
- Avg. LTV @ Orig. ~ 61%

Industrial / Warehouse

- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 61%

Office

- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 68%

Retail

- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 63%

Other

- Additional property types are reviewed on a case by case basis
- Includes acquired loan types
- Examples include: hotels, schools, churches, marinas

03/31/21 Balances Outstanding Totaling $2.8 Billion

Multifamily

- Balance: $1.52B
- % of Balances: 55%
- Portfolio Avg. LTV ~ 56%(1)
- Portfolio Avg. DSCR ~ 1.36x
- Avg. Loan Size: $3.2M
- Largest Dollar Loan: $24.4M

Industrial / Warehouse

- Balance: $248M
- % of Balances: 9%
- % Owner Occupied: 53%
- Portfolio LTV ~ 51%(1)
- Portfolio Avg. DSCR ~ 1.57x
- Avg. Loan Size: $1.9M
- Largest Dollar Loan: $19.2M

Office

- Balance: $417M
- % of Balances: 15%
- % Owner Occupied: 25%
- Portfolio LTV ~ 59%(1)
- Portfolio Avg. DSCR ~ 1.71x
- Avg. Loan Size: $2.2M
- Largest Dollar Loan: $23.6M

Retail

- Balance: $354M
- % of Balances: 13%
- % Owner Occupied: 20%
- Portfolio LTV ~ 53%(1)
- Portfolio Avg. DSCR ~ 1.65x
- Avg. Loan Size: $2.4M
- Largest Dollar Loan: $18.1M

Other

- Balance: $223M
- % of Balances: 8%
- % of Owner Occupied: 75%
- Portfolio LTV ~ 41%(1)
- Portfolio Avg. DSCR ~ 1.67x
- Avg. Loan Size: $2.3M
- Largest Dollar Loan: $25.7M

- **HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in its effort to achieve diversification among property types and geographic areas to mitigate concentration risk.**
- **"Other" category includes loans secured by Schools ($68.8 million), Hotels ($32.8 million), and Churches ($23.0 million)**

(1) Property values as of origination date.

p. 16

Construction Lending Overview

[HomeStreet]

Seattle Metro
Puget Sound Other
WA Other
Portland Metro
OR Other
Hawaii
California
Utah
Idaho
Other: AZ, CO

Geographical Distribution (Balances)



21%
2%
1%
4%
33%
27%
12%
4%
13%
26%
10%
47%
9%
27%
64%
19%
25%
7%
27%
6%
13%
1%
2%
18%
39%
20%
1%
9%
10%
3%

Custom Home Construction | Multifamily | CRE | Residential Construction | Land and Lots

Loan Characteristics

Custom Home Construction
- 12 Month Term
- Consumer Owner Occupied
- Borrower Underwritten similar to Single Family

Multifamily
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.20 DSC
- Portfolio LTV ~ 63%
- Liquidity and DSC covenants

CRE
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.25 DSC
- ≥ 50% pre-leased office/retail
- Portfolio LTV ~39%
- Liquidity and DSC covenants

Residential Construction
- 12-18 Month Term
- LTC: ≤ 95% Presale & Spec
- Leverage, Liquid. & Net Worth Covenants as appropriate
- Portfolio LTV ~ 72%

Land and Lots
- 12-24 Month Term
- ≤ 50% -80% LTC
- Strong, experienced, vertically integrated builders
- Portfolio LTV ~ 66%

03/31/21 Balances Outstanding Totaling $532 Million

Custom Home Construction
- Balance: $127M
- Unfunded Commitments: $111M
- % of Balances: 24%
- % of Unfunded Commitments: 25%
- Avg. Loan Size: $451K
- Largest Dollar Loan: $1.8M

Multifamily
- Balance: $107M
- Unfunded Commitments: $26M
- % of Balances: 20%
- % of Unfunded Commitments: 6%
- Avg. Loan Size: $10.7M
- Largest Dollar Loan: $28.1M

CRE
- Balance: $24M
- Unfunded Commitments: $6M
- % of Balances: 4%
- % of Unfunded Commitments: 1%
- Avg. Loan Size: $8.0M
- Largest Dollar Loan: $15.5M

Residential Construction
- Balance: $216M
- Unfunded Commitments: $278M
- % of Balances: 41%
- % of Unfunded Commitments: 63%
- Avg. Loan Size: $333K
- Largest Dollar Loan: $11.5M

Land and Lots
- Balance: $58M
- Unfunded Commitments: $20M
- % of Balances: 11%
- % of Unfunded Commitments: 5%
- Avg. Loan Size: $790K
- Largest Dollar Loan: $4.0M

[Construction lending is a broad category that includes many different loan types, which possess different risk profiles. HomeStreet lends across the full spectrum of construction lending types. Additionally, our expansion into additional markets has provided an opportunity to increase geographic diversification]

p. 17

Commercial Business Lending Overview Commercial Business Balances by Industry Type as of March 31, 2021 p. 18 25% 12% 10% 9% 9% 5% 5% 4% 4% 17% Health Care and Social Assistance Manufacturing Professional, Scientific and Technical Services Accomodation and Food Services Construction Wholesale Trade Administrative and Support and Waste Management and Remediation Services Transportation and Warehousing Other Services All Other $757.2M

Allocation of Allowance by Product Type p. 19 $ Thousands March 31, 2021 December 31, 2020 Allowance for Credit Losses Reserve Amount Reserve Rate Reserve Amount Reserve Rate Non-owner Occupied CRE $9,218 1.20% $8,845 1.07% Multifamily 6,969 0.46% 6,072 0.43% Construction/Land Development Multifamily Construction 3,936 3.69% 4,903 4.25% Commercial RE Construction 1,908 6.67% 1,670 6.12% Single Family Construction 5,007 1.86% 5,130 1.98% Single Family Construction to Permanent 1,124 0.88% 1,315 0.87% Total CRE Loans 28,162 1.00% 27,935 0.99% Owner Occupied CRE 5,266 1.12% 4,994 1.08% Commercial Business 17,105 4.68% 17,043 4.72% Total C&I 22,371 2.68% 22,037 2.67% Single Family 6,735 0.88% 6,906 0.85% Home Equity and Other 6,779 1.85% 7,416 1.83% Total Consumer Loans 13,514 1.20% 14,322 1.18% Total Allowance for Credit Losses $64,047 1.34% $64,294 1.33% The reserve rate is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA, including PPP loans

[HomeStreet]

Forbearances as of March 31, 2021

Portfolio (1) ($ in thousands)	Initiated in 1Q21		Total		Expired		Outstanding	
	Number	Amount	Number	Amount	Number	Amount	Number	Amount
Commercial Business by Industry								
Health Care and Social Assistance			93	$46,492				
Accommodation and Food Service			21	18,215				
Transportation and Warehousing			3	8,622				
Arts, Entertainment, and Recreation			5	823				
All Other			6	244				
Total Commercial Business	3	$1,488	128	$74,396	121	$63,527	7	$10,869
Owner Occupied CRE	-	-	29	72,727	28	72,407	1	320
Non-owner Occupied CRE	1	3,877	15	62,126	13	57,400	2	4,726
Multifamily	-	-	1	5,735	-	-	1	5,735
Total Commercial (2)	4	$5,365	173	$214,984	162	$193,334	11	$21,650
Single Family (2)							131	$57,416
HELOCs and Consumer (2)							53	6,852
Total Consumer							184	$64,268

(1) Does not include any SBA guaranteed loans for which the government made payments as provided for under the CARES Act, or single-family loans that are guaranteed by Ginnie Mae.

(2) Commercial loans in forbearance outstanding totaled 0.6% of total commercial and commercial real estate loans, single family loans in forbearance outstanding totaled 6.6% of total single family loans, and HELOC & consumer loans in forbearance outstanding totaled 1.9% of total HELOC & consumer loans at March 31, 2021

- During the third and fourth quarter, second forbearances were approved of $70 million in loans, including one relationship with 19 loans and $56 million of balances. The forbearance provided to this large relationship was part of an overall restructure of the related loans
- As of March 31, 2021, excluding the loans with forbearances still in place, 99% of the commercial and CRE loan approved for a forbearance have completed their forbearance period and have resumed payments

p. 20

Outlook

Key Drivers Guidance Metric 1 to 2 Quarter Outlook Comments Loans Held for Investment Increasing • Increases in commercial real estate • Offset by round 1 PPP forgiveness Average Deposits Stable • Growth in consumer and business customers • Offset by use of Round 2 PPP funds Net Interest Margin Increasing • Round 1 PPP loan forgiveness • Lower cost of funds as deposits continue to reprice down • Partially offset by lower loan yields Noninterest Income Decreasing • Lower single family volume and profitability Noninterest Expense Flat • Lower compensation expense from lower loan volumes • Offset by new technology initiatives and resumption of normalized marketing spend p. 22 The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent SEC filings including our Annual Report on Form 10-K, and our quarterly reports on Form 10-Q, for a list of factors that may cause us to deviate from our plans or to fall short of our expectations.

Appendix

Loans Held for Investment Balance Trend p. 24 Balances $ Millions Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Non-owner Occupied CRE $766 14% $830 16% $847 16% $868 16% $872 17% Multifamily 1,521 29% 1,428 27% 1,327 25% 1,306 24% 1,167 23% Construction / Land Development 532 10% 554 11% 591 11% 630 12% 627 12% Total CRE Loans $2,819 53% $2,811 54% $2,765 52% $2,804 52% $2,666 52% Owner Occupied CRE $473 9% $467 9% $462 9% $463 8% $473 9% Commercial Business 758 14% 646 12% 684 13% 697 13% 439 9% Total C&I Loans $1,231 23% $1,113 21% $1,146 22% $1,160 21% $912 18% Single Family $875 17% $915 17% $937 18% $983 18% $989 20% Home Equity and Other 366 7% 405 18% 446 8% 485 9% 526 10% Total Consumer Loans $1,242 24% $1,320 25% $1,383 26% $1,468 27% $1,515 30% Total Loans Held for Investment $5,292 100% $5,244 100% $5,294 100% $5,432 100% $5,093 100%

Loan Originations and Advances Trend p. 25 Originations and Advances $ Millions Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Non-owner Occupied CRE $8 1% $18 2% $23 4% $4 1% $37 5% Multifamily 283 37% 354 48% 273 44% 191 23% 280 42% Construction / Land Development 166 22% 172 23% 153 25% 138 16% 159 24% Total CRE Loans $457 59% $544 74% $449 73% $333 40% $476 71% Owner Occupied CRE $33 4% $21 3% $15 2% $6 - $17 3% Commercial Business 164 22% 41 6% 35 6% 339 41% 69 10% Total C&I loans $197 26% $62 9% $50 8% $345 41% $86 13% Single Family $95 12% $103 14% $84 14% $122 15% $62 9% Home Equity and Other 20 3% 25 3% 29 5% 32 4% 43 6% Total Consumer loans $115 15% $128 17% $113 19% $154 19% $105 16% Total $769 100% $734 100% $612 100% $833 100% $667 100%

Results of Operations

$ Thousands, Except Per Share Data	Mar. 31, 2021	Dec. 31, 2020	3 Months Ended Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Net Interest Income	$54.517	$56,048	$55,684	$51,496	$45,434
Provision for Credit Losses	-	-	-	6,469	14,000
Noninterest Income	38,833	43,977	36,155	36,602	32,630
Noninterest Expense	56,608	64,770	58,057	57,652	55,184
Income					
Before Income Tax	36,742	35,255	33,782	23,977	8,880
Total	29,663	27,598	26,349	18,904	7,139
Income per Share – Diluted	$1.35	$1.25	$1.15	$0.81	$0.30
Core Net Income [1]					
Total	29,663	32,384	28,187	20,155	8,116
Income per Share – Diluted	$1.35	$1.47	$1.23	$0.86	$0.34
ROAA	1.65%	1.47%	1.40%	1.05%	0.42%
Core ROAA[1]	1.65%	1.73%	1.50%	1.12%	0.48%
ROAE	16.4%	15.3%	14.6%	10.9%	4.1%
ROATCE[1]	17.3%	16.2%	15.5%	11.6%	4.5%
Core ROATCE[1]	17.3%	19.0%	16.6%	12.4%	5.1%
Net Interest Margin	3.29%	3.26%	3.20%	3.12%	2.93%
Efficiency Ratio [1]	60.0%	56.1%	59.9%	62.6%	68.5%
Full-Time-Equivalent Employees	1,013	1,013	999	987	996
Tier 1 Leverage Ratio (Bank)	10.01%	9.79%	9.40%	9.79%	10.06%
Total Risk-Based Capital (Bank)	14.84%	14.76%	13.95%	14.08%	13.95%
Tier 1 Leverage Ratio (Company)	9.83%	9.65%	9.34%	9.73%	10.15%
Total Risk-Based Capital (Company)	14.05%	14.00%	13.33%	13.48%	13.50%

(1) See appendix for reconciliation of non-GAAP financial measures.

p. 26

Selected Balance Sheet and Other Data Quarter Ended $ Thousands, except per share data Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Loans Held For Sale $390,223 $361,932 $421,737 $303,546 $140,527 Loans Held for Investment, net 5,227,727 5,179,886 5,229,477 5,367,278 5,034,930 Allowance for Credit Losses 64,047 64,294 64,892 65,000 58,299 Investment Securities 1,049,105 1,076,364 1,111,468 1,171,821 1,058,492 Total Assets 7,265,191 7,237,091 7,409,641 7,351,118 6,806,718 Deposits 6,131,233 5,821,559 5,815,690 5,656,321 5,257,057 Borrowings 84,500 322,800 514,590 713,590 558,590 Long-Term Debt 125,885 125,838 125,791 125,744 125,697 Total Shareholders’ Equity 701,463 717,750 696,306 694,649 677,314 Other Data: Book Value per Share $32.84 $32.93 $31.66 $30.19 $28.97 Tangible Book Value per Share (1) $31.31 $31.42 $30.15 $28.73 $27.52 Shares Outstanding 21,360,514 21,796,904 21,994,204 23,007,400 23,376,793 Loans to Deposit Ratio 92.7% 96.3% 98.3% 101.4% 99.6% Asset Quality: ACL to Total Loans 1.34% (2) 1.33% (2) 1.33% (2) 1.30% (2) 1.17% ACL to Nonaccrual Loans (2) 297.3% 310.3% 307.2% 296.7% 449.3% Nonaccrual Loans to Total Loans 0.41% 0.40% 0.40% 0.40% 0.25% Nonperforming Assets to Total Assets 0.32% 0.31% 0.30% 0.31% 0.21% Nonperforming Assets $23,025 $22,097 $22,084 $22,642 $14,318 p. 27 (1) See appendix for reconciliation of non-GAAP financial measures. (2) The reserve ratio is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA, including PPP loans

Credit Quality

$ Thousands	Mar. 31, 2021 HMST	Mar. 31, 2021 Group Median	Dec. 31, 2020 HMST	Dec. 31, 2020 Group Median	Sep. 30, 2020 HMST	Sep. 30, 2020 Group Median	Jun. 30, 2020 HMST	Jun. 30, 2020 Group Median	Mar. 31, 2020 HMST	Mar. 31, 2020 Group Median
Nonperforming Assets[1]	$23,025	--	$22,097	--	$22,084	--	$22,642	--	$14,318	--
Nonperforming Loans	$21,514	--	$20,722	--	$21,126	--	$21,907	--	$12,975	--
OREO	$1,484	--	$1,375	--	$958	--	$735	--	$1,343	--
Nonperforming Assets/Total Assets[1]	0.32%	[3]	0.31%	0.23%	0.30%	0.22%	0.31%	0.26%	0.21%	0.24%
Nonperforming Loans/Total Loans	0.41%	[3]	0.40%	0.33%	0.40%	0.33%	0.40%	0.34%	0.25%	0.33%
Total Delinquencies/Total Loans	0.65%	[3]	0.67%	0.52%	0.76%	0.56%	0.94%	0.59%	0.86%	0.80%
Total Delinquencies/Total Loans, Adjusted[2]	0.41%	[3]	0.40%	0.44%	0.42%	0.53%	0.51%	0.47%	0.28%	0.64%
ACL/Nonperforming Loans (NPLs)	297.3%	[3]	310.30%	349.70%	307.20%	414.08%	296.7%	406.10%	449.3%	405.82%

The credit comparison group -- selected in consultation with our regulators, comprising banks with similar geographic footprint and loan portfolio characteristics -- consists of: Alpine Bank, Avidbank, Banc of California, Bank of Marin, Bank of the Sierra, Banner Bank, Cashmere Valley Bank, Cathay Bank, Central Valley Community Bank, Coastal Community Bank, Commercial Bank of California, CTBC Bank Corp., Exchange Bank, Farmers & Merchants Bank of Long Beach, First Choice Bank, First Financial Northwest Bank, Five Star Bank, Heritage Bank, Heritage Bank of Commerce, Kitsap Bank, Manufacturers Bank, Mechanics Bank, Montecito Bank & Trust, Oak Valley Community Bank, Opportunity Bank of Montana, Pacific Mercantile Bank, Pacific Premier Bank, Pacific Western Bank, Peoples Bank, Poppy Bank, Preferred Bank, Royal Business Bank, Silvergate Bank, Sunwest Bank, Tri Counties Bank, Umpqua Bank, Washington Federal Bank NA, and Washington Trust Bank. This group is not used for any other comparative purposes by HomeStreet.

(1) Nonperforming assets includes nonaccrual loans and OREO; excludes performing TDRs.
(2) Total delinquencies and total loans – adjusted (net of Ginnie Mae EBO loans (FHA/VA loans) and guaranteed portion of SBA loans).
(3) Not available at time of publication.

p. 28

Non-GAAP Financial Measures $ Thousands, Except Per Share Data 3 Months Ended Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Tangible Book Value per Share Shareholders’ Equity $701,463 $717,750 $696,306 $694,649 $677,314 Less: Goodwill and Other Intangibles (32,587) (32,880) (33,222) (33,563) (33,908) Tangible Shareholders’ Equity $668,876 $684,870 $663,084 $661,086 $643,406 Common Shares Outstanding 21,360,514 21,796,904 21,994,204 23,007,400 23,376,793 Computed Amount $31.31 $31.42 $30.15 $28.73 $27.52 Tangible Common Equity to Tangible Assets Tangible Shareholders’ Equity $668,876 $684,870 $663,084 $661,086 $643,406 Tangible Assets Total Assets $7,265,191 $7,237,091 $7,409,641 $7,351,118 $6,806,718 Less: Goodwill and other intangibles (32,587) (32,880) (33,222) (33,563) (33,908) Net $7,232,604 $7,204,211 $7,376,419 $7,317,555 $6,772,810 Ratio 9.2% 9.5% 9.0% 9.0% 9.5% Core Net Income Net Income $29,663 $27,598 $26,349 $18,904 $7,139 Adjustments (tax effected) Restructuring and Related Charges - 4,786 1,838 1,697 977 Contingent Payout - - - (446) - Total $29,663 $32,384 $28,187 $20,155 $8,116 p. 29

Non-GAAP Financial Measures (cont) $ Thousands, Except Per Share Data 3 Months Ended Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Return on Average Tangible Equity Average Shareholders’ Equity $731,719 $717,666 $716,899 $698,521 $691,292 Less: Average Goodwill and Other Intangibles (32,777) (33,103) (33,447) (33,785) (34,125) Average Tangible Equity $698,942 $684,563 $683,452 $664,736 $657,167 Net Income $29,663 $27,598 $26,349 $18,904 $7,139 Amortization of Core Deposit Intangibles 236 267 266 272 277 Tangible Income Applicable to Shareholders $29,899 $27,865 $26,615 $19,176 $7,416 Ratio 17.3% 16.2% 15.5% 11.6% 4.5% Return on Average Tangible Equity - Core Average Tangible Equity $698,942 $684,563 $683,452 $664,736 $657,167 Core Net Income $29,663 $32,384 $28,187 $20,155 $8,116 Adjustments Amortization of Core Deposit Intangibles 236 267 266 272 277 Tangible Core Net Income $29,899 $32,651 $28,453 $20,427 $8,393 Ratio 17.3% 19.0% 16.6% 12.4% 5.1% Return on Average Assets - Core Average Assets $7,310,408 $7,463,702 $7,499,809 $7,207,996 $6,825,993 Core Net Income $29,663 $32,384 $28,187 $20,155 $8,116 Ratio 1.65% 1.73% 1.50% 1.12% 0.48% p. 30

Non-GAAP Financial Measures (cont) $ Thousands 3 Months Ended Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Efficiency Ratio Noninterest Expense $56,608 $64,770 $58,057 $57,652 $55,184 Adjustments Restructuring Related Charges - (6,112) (2,357) (2,153) (1,215) Prepayment of FHLB Advance - (1,492) - - - State of Washington Taxes (579) (1,056) (677) (675) (512) Adjusted Total $56,029 $56,110 $55,023 $54,824 $53,457 Total Revenues Net Interest Income $54,517 $56,048 $55,684 $51,496 $45,434 Noninterest Income $38,833 $43,977 $36,155 $36,602 $32,630 Adjustments Contingent Payout - - - (566) - Adjusted Total Revenues $93,350 $100,025 $91,839 $87,532 $78,064 Ratio 60.0% 56.1% 59.9% 62.6% 68.5% Core Diluted Earnings per Share Core Net Income $29,663 $32,384 $28,187 $20,155 $8,116 Fully Diluted Shares 21,961,828 22,103,902 22,877,226 23,479,845 23,860,280 Ratio $1.35 $1.47 $1.23 $0.86 $0.34 Effective Tax Rate Used in Computations Above 19.3% 21.7% 22.0% 21.2% 19.6% p. 31

Non-GAAP Financial Measures (cont) p. 32 To supplement our unaudited condensed consolidated financial statements presented in accordance with GAAP, we use certain non-GAAP measures of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures provided by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures prepared in accordance with GAAP. In the information below, we have provided a reconciliation of, where applicable, the most comparable GAAP financial measures to the non-GAAP measures used in this press release, or a reconciliation of the non-GAAP calculation of the financial measure. In this presentation, we use the following non-GAAP measures: (i) tangible common equity and tangible assets as we believe this information is consistent with the treatment by bank regulatory agencies, which excluded intangible assets from the calculation of capital ratios; (ii) core earnings which exclude certain nonrecurring charges primarily related to our discontinued operations and restructuring activities as we believe this measure is a better comparison to be used for projecting future results; and (iii) an efficiency ratio which is the ratio of noninterest expenses to the sum of net interest income and noninterest income, excluding certain items of income or expense and excluding taxes incurred and payable to the state of Washington as such taxes are not classified as income taxes and we believe including them in noninterest expenses impacts the comparability of our results to those companies whose operations are in states where assessed taxes on business are classified as income taxes.